UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of Earliest Event Reported):	December 14, 2006

Broadcom Corporation
__________________________________________
(Exact name of registrant as specified in its charter)

California	000-23993	33-0480482
_____________________ (State or other jurisdiction	_____________ (Commission	______________ (I.R.S. Employer
of incorporation)	File Number)	Identification No.)

16215 Alton Parkway, Irvine, California		92618
_________________________________ (Address of principal executive offices)		___________ (Zip Code)

Registrant’s telephone number, including area code:	(949) 450-8700

Not Applicable
______________________________________________
Former name or former address, if changed since last report

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[  ]  Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
[  ]  Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
[  ]  Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
[  ]  Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

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Item 8.01 Other Events.

On December 18, 2006, Broadcom Corporation announced that its Board of Directors has approved the findings and recommendations of its Audit Committee’s review of the conduct and performance of Broadcom management, employees and directors involved in the company’s stock option grant and equity award processes. Broadcom issued the attached press release detailing the conclusions of the option grants conduct review. The full text of the press release is attached as Exhibit 99.1 to this report and is hereby incorporated by reference herein.

In June 2006 Broadcom announced that it had received an informal inquiry from the Securities and Exchange Commission (the "SEC") relating to its option granting practices. On December 14, 2006, the company was informed that the SEC has issued a formal order of investigation in the matter. Broadcom continues to cooperate with the SEC.

Item 9.01 Financial Statements and Exhibits.

(d) Exhibits

99.1 Press release dated December 18, 2006 of the Registrant.

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SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Broadcom Corporation

December 19, 2006	By:	Bruce E. Kiddoo

Name: Bruce E. Kiddoo
Title: Vice President and Acting Chief Financial Officer

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Exhibit Index

Exhibit No.	Description

99.1	Press release dated December 18, 2006 of the Registrant.